Other Non-Current Assets	12 Months Ended
Dec. 31, 2025
Other Non-Current Assets [Abstract]
OTHER NON-CURRENT ASSETS

12. OTHER NON-CURRENT ASSETS

	As of December 31,
	2024	2025
	RMB	RMB	USD
Receivable from asset disposal	-	17,025	2,434
Deposit	8,000	56,098	8,022
Long-term prepayment for service fee	5,182	5,182	742
Other non-current assets	13,182	78,305	11,198

The long-term prepayment for service fee represented the advance payment made for catering services of vocational education and will subsequently be charged to profit or loss as service fee expenses for catering services over the cooperation period with vocational education schools.

Deposits mainly represent business cooperation security deposits paid to third parties under various contractual arrangements. These include:

Performance security deposits – paid to ensure the Group’s fulfillment of contractual obligations under service agreements;

Lease deposits – paid to lessors under operating lease agreements;

Other refundable deposits – paid to business partners as collateral for cooperation arrangements, which are typically refundable upon contract expiry or termination.

Receivable from asset disposal represents the consideration receivable from the transfer of school trusteeship rights for five schools completed in December 2025. The transfer has been finalized. The buyer is a third party. As of April 17, 2026, RMB 4 million has been received. Of the remaining balance, RMB85 million is expected to be collected by the end of 2026, and the remainder RMB17 million is expected to be collected by the end of 2027. No allowance for credit losses is considered necessary.